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FORWARD-LOOKING STATEMENTS
This website contains certain estimates and other "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements generally are accompanied by words such as "will", "expect", "outlook" "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "target," or other similar words, phrases or expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the estimated or anticipated future results of BD, and of the combined company following BD's proposed acquisition of Bard, the anticipated benefits of the proposed combination, including estimated synergies, the expected timing of completion of the transaction and other statements that are not historical facts. These statements are based on the current expectations of BD and Bard management and are not predictions of actual performance.
These statements are subject to a number of risks and uncertainties regarding BD and Bard's respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the ability of the parties to successfully complete the proposed acquisition on anticipated terms and timing, including obtaining required shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company's operations and other conditions to the completion of the acquisition, (ii) risks relating to the integration of Bard's operations, products and employees into BD and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe, (iii) the outcome of any legal proceedings related to the proposed acquisition, (iv) access to available financing including for the refinancing of BD's or Bard's debt on a timely basis and reasonable terms, (v) the ability to market and sell Bard's products in new markets, including the ability to obtain necessary regulatory product registrations and clearances, (vi) the loss of key senior management or other associates, the anticipated demand for BD's and Bard's products, including the risk of future reductions in government healthcare funding, changes in reimbursement rates or changes in healthcare practices that could result in lower utilization rates or pricing pressures, (vii) the impact of competition in the medical device industry, (viii) the risks of fluctuations in interest or foreign currency exchange rates, (ix) product liability claims, (x) difficulties inherent in product development, including the timing or outcome of product development efforts, the ability to obtain regulatory approvals and clearances and the timing and market success of product launches, (xi) risks relating to
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BD BARD



BD ACQUISITION OF BARD

Welcome

BD and Bard announced on April 23, 2017 that they have entered into a definitive agreement under which BD will acquire Bard for $317.00 per Bard common share in cash and stock, for a total consideration of $24 billion, creating a highly differentiated medical technology company focused on delivering innovative healthcare solutions to improve clinical and economic outcomes.


Vince Forlenza
Chairman & CEO, BD
6:59

Fact Sheet
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Press Release
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Investor Call

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April 24, 2017
8:00 AM ET

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BD Contact Information

Media
Kristen Cardillo
(201) 847-5657

Investor Relations
Monique N. Dolecki
(201) 847-5378

Bard Contact Information

Media
Scott Lowry
(908) 277-8365

Investor Relations
Todd W. Garner
(908) 277-8065